NATIONWIDE MUTUAL FUNDS
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated May 12, 2016
to the Summary Prospectus dated March 1, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Paula M. Horn	Chief Investment Officer	Since 2009
Richard K. Marrone	Senior Portfolio Manager	Since 2016
Richard D. Scargill	Vice President and Portfolio Manager	Since 2009
Eric Zenner	Vice President and Portfolio Manager	Since 2009

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE